Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LGM Frontier Markets Equity Fund

Statement of Additional Information

December 18, 2013, as supplemented July 29, 2014

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectus for the BMO LGM Frontier Markets Equity Fund (the Fund) dated December 18, 2013. You may obtain the Prospectus for the Fund and, when available, the Annual Report without charge by calling BMO Funds U.S. Services at 1-800-236-FUND (3863), or you can visit the Fund’s website at http://www.bmofunds.com.

P.O. Box 1348, Milwaukee, Wisconsin 53201-1348

M&I DISTRIBUTORS, LLC

Distributor

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HOW IS THE FUND ORGANIZED?

The BMO LGM Frontier Markets Equity Fund is a non-diversified, closed-end management investment company that was established as a Delaware statutory trust on July 3, 2013. The Board of Trustees of the Fund has established Investor Class (Class Y) shares of the Fund.

The Fund’s investment adviser is BMO Asset Management Corp. (Adviser). The Adviser has retained LGM Investments Limited (LGM or the Sub-Adviser) as the sub-adviser for the Fund.

This SAI contains additional information about the Fund. This SAI uses the same terms as defined in the Fund’s Prospectus.

SECURITIES, TRANSACTIONS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements the discussion of the Fund’s securities and investment techniques that are described in the Prospectus.

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

Bank Instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Fund may invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty also will be treated as bank instruments.

Foreign Bank and Money Market Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes, difficulties in obtaining or enforcing a judgment against the issuing bank, and possible interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing. The Fund may borrow money directly or through reverse repurchase agreements and pledge some assets as collateral. If the Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received, or capital appreciation realized by, the Fund from any securities purchased with borrowed money. With respect to borrowings, the Fund is required to maintain continuous asset coverage within the limits of the Investment Company Act of 1940, as amended (1940

Act) and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing by the Fund will involve special risk considerations, including that the Fund may have to sell portfolio securities to reduce its borrowings and restore the appropriate asset coverage even if it must sell the securities at a loss.

The Fund intends to establish a line of credit with a bank by which the Fund may borrow money for temporary or emergency purposes. This is expected to occur in the first quarter of 2014.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Fund may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Fund. The Fund, in order to purchase Section 4(2) commercial paper, must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(2) commercial paper and, thus, provide liquidity.

The Adviser determines whether Section 4(2) commercial paper and certain other restricted securities are liquid in accordance with the Fund’s procedures. Section 4(2) commercial paper and other restricted securities that the Adviser has determined to be liquid are not subject to the Fund’s investment limitation applicable to illiquid securities.

Concentration. The Fund has adopted a fundamental investment policy regarding industry concentration (see “Concentration of Investments” below). This policy does not apply to securities in which the Fund may invest issued by other investment companies, or to securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities, or political subdivisions. For purposes of this policy, the Adviser determines industry classifications for the Fund in accordance with the Global Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with Morgan Stanley Capital International, or other sources. In the absence of such classification, or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. The composition of an industry or group of industries may change from time to time. For purposes of the fundamental investment policy regarding industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources. For purposes of the fundamental investment policy regarding industry concentration, the Fund does not consider its benchmark to be fundamental, and therefore the Fund’s benchmark may be changed without a shareholder vote.

Convertible Securities are fixed income securities that give the holder the option to exchange for equity securities at a specified conversion price within a specified time. The option allows the holder to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if the holder owns fixed income securities convertible into shares of common stock at a conversion price of $10 per share, and the shares have a market value of $12, the holder could realize an additional $2 per share by converting the fixed income securities.

To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the holder to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

Convertible securities are treated as both fixed income and equity securities for purposes of the Fund’s investment policies and limitations, because of their unique characteristics.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership, or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer.

Demand Features. Securities subject to a demand feature may take the form of a put or standby commitment. Demand features permit the holder to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events also may terminate a demand feature which also causes liquidity to be affected.

Depositary Receipts. Depositary receipts are securities representing common stock in non-U.S. issuers. American Depositary Receipts (ADRs) are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices, or other assets. Some derivative instruments (such as futures, forwards, and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.

The Fund, in pursuing its investment objective, may (i) purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and foreign currencies, (ii) enter into interest rate, foreign currency, and index futures contracts, and (iii) purchase and sell options on such futures contracts for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of its overall investment strategies. The Fund may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may enter into swap agreements with respect to interest rates and indexes of securities and, to the extent the Fund may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. If other types of financial instruments, including other types of options, futures contracts, or futures options, are traded in the future, the Board may authorize their use.

The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

The Fund might not employ any of the strategies described herein and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for the Fund, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments or otherwise due to (i) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, (ii) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (iii) the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates for federal income tax purposes) than if it had not used such instruments. If the Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

The Fund is operated by a person that has claimed an exclusion from the registration as a “commodity pool operator” (“CPO”) in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”), and, therefore, such person is not subject to registration or regulation as a CPO with respect to the Fund under the CEA. As a result, the Fund must comply with one of the exclusions set forth in Rule 4.5, which limits the Fund’s investment in commodity futures, options on commodity futures, or certain swaps (used for purposes other than bona fide hedging,” as such term is defined in the rules of the CFTC). If the Fund is no longer operated in compliance with the exclusion, the Adviser and Sub-Adviser would be subject to regulation under the CEA. The CFTC has neither reviewed nor approved reliance on these exclusions, or the Fund, their investment strategies, or this statement of additional information.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a security or commodity for a set price on a future date. These contracts are traded on exchanges so that, in most cases, either party can close out its position on the exchange for cash without delivering the security or commodity. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option at a specified price and on or before a specified expiration date.

The Fund may invest in financial futures contracts and options thereon with respect to, but not limited to, interest rates and security indexes. The Fund may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency, or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the

S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, the Government National Mortgage Association (GNMA) Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase or write call futures options and put futures options, to the extent specified herein. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Limitations on Use of Futures and Futures Options. The Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets (initial margin) determined to be liquid by the Adviser. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value, the Fund will mark to market its open futures positions.

The Fund also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund also will segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, the Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the futures contract. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price not lower than the price of the contract held by the Fund.

When selling a futures contract, the Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that is equal to the market value of the instruments underlying the contract. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with a Fund’s custodian).

When selling a call option on a futures contract, the Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that, when added to the amounts deposited with a futures commission merchant as margin, is equal to the market value of the futures contract underlying the call option. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, the Fund will maintain assets determined to be liquid by the Adviser with its custodian in an amount that is equal to the purchase price of the futures contract, less any margin on deposit. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is not lower than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to cover the Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.

The requirements for qualification as a regulated investment company (RIC) under the Internal Revenue Code of 1986 (Code) also may limit the extent to which the Fund may enter into futures, futures options, or forward contracts.

Risks Associated with Futures and Options Generally. The following describes the general risks of investing in futures and options:

Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The Fund’s use of financial futures and options may not always be a successful strategy and using them could lower the Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, the Fund could be exposed to a risk of loss.

Correlation Risk. Imperfect correlation between the change in market values of the securities held by the Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund may result in losses in excess of the amount invested in these instruments.

Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Fund to losses.

Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Liquidity Risk. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, in which case the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Risks Associated with Hedging Transactions. Several risks are associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. No guarantee exists that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, significant differences may exist between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment. Even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Options on Securities and Indexes. The Fund may, to the extent specified herein, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

The Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated). For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in an amount equal to the contract value of the index. A call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser.

If an option written by the Fund expires unexercised, the Fund realizes a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). No assurance exists, however, that a closing purchase or sale transaction can be effected when the Fund desires.

The Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option being sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Several risks are associated with transactions in options on securities and on indexes. For example, significant differences exist between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment. Even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

No assurance exists that there will be a liquid market when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Transactions. Foreign currency transactions generally are used to obtain foreign currencies to settle securities transactions. They also can be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When the Fund uses foreign currency exchanges as a hedge, it also may limit potential gain that could result from an increase in the value of such currencies. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions include forward foreign currency exchange contracts, foreign currency futures contracts and purchasing put or call options on foreign currencies.

Exchange-Traded Futures Contracts. Exchange-traded futures contracts for the purchase or sale of foreign currencies (Foreign Currency Futures) are used to hedge against anticipated changes in exchange rates that might adversely affect the value of the Fund’s portfolio securities or the prices of securities that the Fund intends to purchase in the future. The successful use of Foreign Currency Futures depends on the ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of Foreign Currency Futures or may realize losses.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts (Forward Contracts) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, the challenges of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. The Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of the Fund’s assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, which is known as cross-hedging.

In these transactions, the Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents, or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

Foreign Currency Options. The Fund may buy or sell put and call options on foreign currencies, either on U.S. or foreign exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.

Purchasing and writing put and call options on foreign currencies are used to protect the Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium as well as incur related transaction costs.

Additional Risks of Futures Contracts and Options. Options on securities, futures contracts, and foreign currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. The Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. The Fund also may invest in currency exchange rate swap agreements. The Fund also may enter into options on swap agreements (swap options).

The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements have traditionally been two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

The Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a net basis. Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether the Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Code for qualification as a RIC may limit the Fund’s ability to use swap agreements. It is possible that developments in the swaps market, including anticipated government regulations, could affect the Fund’s ability to utilize swaps.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment objectives, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the net asset value of the Fund. The Fund will not invest more than 5% of its total assets at time of investment in hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Equity Securities are fundamental units of ownership in a company. The following describes the types of equity securities in which the Fund may invest:

Common Stocks are the most prevalent type of equity security. Common stockholders are entitled to the net value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Common Stocks of Foreign Companies are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Participation Notes are instruments used to obtain exposure to equity investments (i.e., equity access products), including common stocks, in a local market where direct ownership of equity securities is not permitted or is otherwise restricted. In countries where direct ownership by a foreign investor, such as the Fund, is not allowed by local law, such as Saudi Arabia, an investor may gain exposure to a particular issuer in that market or to that market as a whole through a participation note. A participation note derives its value from a group of underlying equity securities and is intended (disregarding the effect of any fees and expenses) to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly. Conversely, investors will not normally lose more than they would have lost had they invested in the underlying securities directly. In addition to providing access to otherwise closed equity markets, participation notes can also provide a less expensive option to direct equity investments (where ownership by foreign investors is permitted) by reducing registration and transaction costs in acquiring and selling local registered shares.

The purchase of participation notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the participation note (i.e., the issuing bank or broker-dealer), which is typically the only responsible party under the instrument, is unable or refuses to perform under the terms of the participation notes, also known as counterparty risk. While the holder of a participation note is generally entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is normally not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participation notes are typically not traded on exchanges, are privately issued, and may be illiquid. To the extent a participation note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participation notes will equal the value of the underlying equity securities they seek to replicate. Unlike a direct investment in equity securities, participation notes typically involve a term or expiration date, potentially increasing the Fund’s turnover rate, transaction costs, and tax liability.

Participation notes are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. The local branch or broker-dealer will usually place the local market equity securities in a special purpose vehicle, which will issue instruments that reflect the performance of the underlying equity securities. The performance of the special purpose vehicle generally carries the unsecured guarantee of the sponsoring bank or broker-dealer. This guarantee does not extend to the performance or value of the underlying local market equity securities. For purposes of the Fund’s fundamental investment policy regarding industry concentration, the Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of a participation note.

Pursuant to the terms of the participation note, the Fund may tender such product for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. They do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

Equity-Linked Notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. Generally, when purchasing an ELN, the Fund pays the counterparty (usually a bank or brokerage firm) the current value of the underlying securities plus a commission. Upon the maturity of the note, the Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which the Fund invested, the Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely. For purposes of the Fund’s fundamental investment policy regarding industry concentration, the Fund applies the restriction by reference to the industry of the issuer of the underlying equity securities and not the industry of the issuer of an ELN.

ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semi-annually); varied participation rates (the rate at which the Fund participates in the appreciation of the underlying securities); limitations on the appreciation potential of the underlying securities by a maximum payment or call right; and different protection levels on the Fund’s principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure. The Fund may engage in all types of ELNs, including those that: (1) provide for protection of the Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject the Fund to the risk of loss of the Fund’s principal investment.

Equity-linked notes may be used when the Fund is restricted from directly purchasing equity securities. ELNs also may enable the Fund to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying securities is correctly anticipated.

The Fund’s successful use of ELNs will usually depend on the Adviser’s ability to accurately forecast movements in the underlying securities. Should the prices of the underlying securities move in an unexpected manner, the Fund may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include the Fund’s entire principal investment. If the Adviser is not successful in anticipating such price movements, the Fund’s performance may be worse than if the Adviser did not use an ELN at all.

In addition, an investment in an ELN possesses the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, since ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the price of the ELN, regardless of the price of the underlying securities.

The Fund may also experience liquidity issues when investing in ELNs, as ELNs are generally designed for the over-the-counter institutional investment market. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. However, as the market for ELNs has grown, there are a growing number of exchange-traded ELNs available, although these products may be thinly traded.

ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment. In addition, performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying securities. As the holder of an ELN, the Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying securities at inception.

Master Limited Partnerships (MLPs) and Other Publicly Traded Partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Fund may invest in publicly traded partnerships that are expected to be treated as “qualified publicly traded partnerships” for federal income tax purposes. These include MLPs and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Fund may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.

MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but the Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by the Fund from an MLP are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities so that it may satisfy the requirements to qualify as a RIC and avoid federal income and excise taxes. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.

Holders of MLP units of a particular MLP also are exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Fund. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as “qualified publicly traded partnerships” for federal income tax purposes. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes. As a result, there could be a reduction in the Fund’s cash flow and there could be a material decrease in the value of the Fund’s shares. In addition, if an MLP in which the Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income,” and therefore, could adversely affect the Fund’s status as a RIC.

Preferred Stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. The Fund may treat redeemable preferred stock as a fixed income security.

Warrants provide an option to buy the issuer’s stock or other equity securities at a specified price. When holding a warrant, the Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the stated expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities. Certain fixed income securities in which the Fund invests are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Fund invest may be redeemed by the issuer before maturity. If this occurs, the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in a higher price, or premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rates; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Securities include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States.

Investing in foreign securities, including foreign corporate debt securities and foreign equity securities, involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. Less government supervision and regulation exists of foreign exchanges, brokers, and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and investors may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Furthermore, the risk exists of possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, less publicly available information on such foreign issuers may be available than a domestic issuer.

Emerging Markets Securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Frontier Markets Securities Risk. Investments in frontier markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. Frontier markets countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging markets countries are magnified in frontier markets countries. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets. Frontier market economies can be subject to greater social, economic, regulatory and political uncertainties. All of these factors can make frontier market securities more volatile and potentially less liquid than securities issued in more developed markets, including more developed emerging markets.

Leverage Risks. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Real Estate Investment Trusts (“REITs”) are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

Investments in REITS may be subject to many of the same risks as direct investments in real estate. These risks include difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, heavy cash flow dependency, and increases in interest rates. The Fund could conceivably own real estate directly as a result of a default on the REIT interests or obligations it owns.

In addition to the risks of direct real estate investment described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. REITs also are subject to the following risks: they are dependent upon management skill and on cash flows; are not diversified; are subject to defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act; and are subject to interest rate risk. The Fund bears a proportionate share of the expenses of the REITs.

Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. The Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, the Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. The Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous.

When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Risks Related to Company Size. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Market capitalization is determined by multiplying the number of the company’s outstanding shares by its current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including exchange-traded funds, within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Fund also may invest in investment companies that are not organized under the laws of the United States (Offshore Funds). In addition to the risks of investing in securities of other investment companies, Offshore Funds also are subject to the risks described under Foreign Securities, above.

Sovereign Debt. The Fund may purchase sovereign debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries, which may have significant adverse effects on the economies of these countries and increase the risks of investing in sovereign debt.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, also could affect adversely its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments, and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt also may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Temporary Investments. There may be times when market conditions warrant a defensive position. During these market conditions, the Fund may temporarily invest without limit in short-term debt obligations (money market instruments). These investments may include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, securities of other investment companies investing in short-term debt securities, and foreign short-term debt securities. The Fund’s temporary investments must be of comparable quality to their primary investments.

U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are direct obligations of the federal government of the United States. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans, or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

The Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA), an independent regulator, in 2008, and FHFA succeeded to all of their rights, titles, powers and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of the Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

Portfolio Turnover. The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions, or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains, including short-term capital gains taxable to shareholders at ordinary income rates.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide capital appreciation, and may be changed by the Board without shareholder approval.

INVESTMENT POLICIES AND LIMITATIONS

With respect to the Fund’s investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, the Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.

Fundamental Limitations

The following investment limitations are fundamental and cannot be changed for the Fund unless authorized by the “majority of the outstanding voting securities” of the Fund, as defined by the 1940 Act. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Issuing Senior Securities and Borrowing Money

The Fund will not issue senior securities or borrow money, except as the Investment Company Act of 1940, any rule, regulation or exemptive order thereunder, or any amendment, restatement or SEC staff interpretation thereof, may permit.

Lending Cash or Securities

The Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets; provided that this restriction shall not prevent the Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

The Fund will not purchase or sell any commodity, as such term is defined (a “Commodity”) in the Commodity Exchange Act, as amended (the “CEA”), unless acquired as a result of ownership of securities or other instruments which have a security interest in a Commodity; provided that this restriction shall not prevent the Fund from (i) engaging in transactions, including swaps, futures contracts and options thereon, involving currencies, interest rates, securities indices or other similar commodity interests, not individually named in such definition of Commodity, or (ii) investing in securities or other instruments which have a security interest in a Commodity as defined above or in commodities interests.

Investing in Real Estate

The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal or otherwise engage in transactions in real estate, or interests therein, or (ii) securities or other instruments backed by real estate or interests therein.

Concentration of Investments

The Fund will not purchase any security that would cause the Fund to invest more than 25% of its total assets in securities of issuers primarily engaged in any particular industry or group of industries, except that the Fund may invest between 25% and 35% of its total assets in securities of any industry or group of industries if, at the time of investment, that industry or group of industries represents 20% or more of the Fund’s current benchmark.

Underwriting

The Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

Repurchase Offer Policies

The Fund’s repurchase offer policies (defined terms in the following policies (with initial capitals), other than the “Fund,” are as defined in Rule 23c-3 as adopted, and amended from time to time, under the 1940 Act) are as follows:

(i) the Fund will conduct Repurchase Offers at Periodic Intervals, pursuant to Rule 23c-3 under the 1940 Act, as that Rule may be amended from time to time, and as it is interpreted by SEC or its staff, or other regulatory authorities having jurisdiction or their staffs, from time to time, and in accordance with any exemptive relief granted to the Fund or generally to closed-end investment companies by the SEC or other regulatory authority having jurisdiction from time to time;

(ii) the Periodic Intervals will be intervals of three calendar months, or Periodic Intervals or other intervals of time in accordance with any exemptive relief granted to the Fund by the SEC or other regulatory authority having jurisdiction from time to time;

(iii) the Repurchase Pricing Date shall occur on the last business day of the month for each of March, June, September and December; and,

(iv) the maximum number of days between the Repurchase Request Deadline and the related Repurchase Pricing Date shall be 14 days, provided that, if the 14th day of such period is not a business day, the Repurchase Pricing Date shall occur on the next business day.

Non-Fundamental Limitations

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Selling Short

A Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any assets owned by the Fund, except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.

Investing in Illiquid and Restricted Securities

Defined terms in the following policies (with initial capitals), other than the “Fund,” are as defined in Rule 23c-3 as adopted, and amended from time to time, under the 1940 Act:

Any senior security issued by the Fund or other indebtedness contracted by the Fund either shall mature by the next Repurchase Pricing Date or shall provide for the redemption or call of such security or the repayment of such indebtedness by the Fund by the next Repurchase Pricing Date, either in whole or in part, without penalty or premium, as necessary to permit the Fund to repurchase securities in such repurchase offer amount as the Trustees of the Fund shall determine in compliance with the asset coverage requirements of Section 18 of the 1940 Act, as applicable.

From the time the Fund sends its notification to shareholders regarding the next Repurchase Offer until the Repurchase Pricing Date, a percentage of the Fund’s assets equal to at least 100 per cent of the Repurchase Offer Amount shall consist of assets that (1) can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between the current Repurchase Request Deadline and the Repurchase Pricing Date, or (2) mature by the next Repurchase Payment Deadline.

Purchasing Securities to Exercise Control

The Fund will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of the Fund’s total assets in any one investment company, and will invest no more than 10% of the Fund’s total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order, rule or interpretation of the SEC. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

Other Investment Policies

Pursuant to Rule 35d-1 under the 1940 Act, the Fund has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. The Fund will provide its shareholders with at least 60 days’ prior written notice of any changes to such policy as required by Rule 35d-1.

VALUATION OF SECURITIES

Portfolio securities of the Fund are valued as follows:

•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;

•

securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value;

•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;

•

for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost;

•	fixed income securities that are not exchange traded are valued by an independent pricing service;

•

in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;

•	for securities of other open-end registered investment companies, at net asset value; and

•	for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors.

The Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Board of Trustees.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the Fund may be listed on foreign exchanges that do not value their listed securities at the same time the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities at the latest closing price on the principal exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates also may be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The passage of time between when the foreign exchanges or markets close and when the Fund computes its net asset values could cause the value of foreign securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign securities, the Fund may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, the Fund’s value for a security may be different from the last sale price (or the latest bid price).

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectus, shares of the Fund are sold at their NAV on days the NYSE is open for business.

The procedure for purchasing shares is explained in the Prospectus under “How to Buy Shares.”

HOW ARE FUND SHARES SOLD?

M&I Distributors, LLC (MID), located at 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, serves as the principal distributor of the Fund’s shares (the Distributor). Under a Distribution Agreement with the Fund, MID offers the Fund’s shares on a continuous, best-efforts basis. MID is an affiliate of the Adviser and BMO Harris Bank.

Shareholder Services

The Adviser is the shareholder servicing agent for the Fund. As such, it provides shareholder services to the Fund that include, but are not limited to, distributing the Prospectus and other information, providing shareholder assistance, and communicating or facilitating purchases and repurchase of shares.

The Fund may pay the Adviser for providing shareholder services and maintaining shareholder accounts. The Adviser may select others to perform these services for their customers and may pay them fees. No shareholder services fee information is provided because the Fund was not offered for sale prior to December 18, 2013, the date of this SAI.

ACCOUNT AND SHARE INFORMATION

Voting and Distribution Rights

Shareholders of the Fund are entitled: (i) to one vote for each full share of beneficial interest of the Fund, and a fractional vote for each fractional share of beneficial interest of the Fund; (ii) to distributions declared by the Board of Trustees of the Fund (Board); and (iii) upon liquidation of the Fund, to participate ratably in the assets of the Fund available for distribution. Each share of a Fund gives the shareholder one vote in the election of trustees and other matters submitted to shareholders for vote and is entitled to participate equally in net income and capital gains distributions by the Fund. All shares of the Fund have equal voting rights; provided that: (1) where the 1940 Act requires all shares of the Fund to be voted in the aggregate without differentiation between the separate series or classes, then all of the Fund’s shares shall vote in the aggregate; and (2) if any matter affects only the interests of one or more but not all series or classes, then only the shareholders of such one or more affected series or classes shall be entitled to vote on the matter. Consequently, the holders of more than 50% of the Fund’s shares of beneficial interest voting for the election of trustees can elect the entire Board, and, in such event, the holders of the Fund’s remaining shares voting for the election of trustees will not be able to elect any person or persons to the Board.

The Delaware Statutory Trust Act (DSTA) permits a Delaware statutory trust, such as the Fund, to adopt in its governing instrument (Declaration of Trust and Bylaws) any provisions with respect to the timing and type of shareholder meetings. The Declaration of Trust and Bylaws permit the Fund to operate without an annual meeting of shareholders, and no annual meetings of shareholders are held unless required on occasion by the 1940 Act or applicable law or regulations. The Fund holds special meetings of shareholders as required by the 1940 Act or the Fund’s Declaration of Trust or By-laws. Trustees may be removed by the shareholders upon the vote of the holders of the appropriate percentage of the Fund shares entitled to vote. A special meeting of the shareholders shall be called by the president or any vice-president of the Fund at the request of the shareholders holding not less than ten percent of the Fund’s shares, provided that the shareholders requesting such meeting shall have paid the Fund the reasonably estimated cost of preparing and mailing the notice thereof.

The shares of the Fund may be repurchased by the Fund at the then current net asset value per share, either in response to a shareholder’s repurchase request pursuant to a repurchase offer the Fund makes under Rule 23c-3 adopted under the 1940 Act, or in a tender offer made by the Fund under applicable rules adopted under the Securities Exchange Act of 1934, as amended. The shares are transferable, but are not redeemable (as such term is defined in Section 2 the 1940 Act). All shares issued and sold by the Fund will be fully paid and nonassessable.

Control Persons and Principal Shareholders

As of December 18, 2013, the date of this SAI, no shareholders owned of record or are known by the Fund to own of record or beneficially more than 5% of the Fund’s outstanding class of shares, because the Fund had not yet commenced operations.

As of December 18, 2013, the date of this SAI, the officers and trustees of the Fund, as a group, owned less than 1% of the Fund’s outstanding shares, because the Fund had not yet commenced operations.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES?

This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local or foreign tax laws. Please consult your own tax adviser regarding federal, state, local, or foreign tax considerations.

Fund Taxation

The Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its investment company taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades and businesses or the securities of one or more qualified publicly traded partnerships.

To the extent that the Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income paid to shareholders in the form of distributions of investment company taxable income or net capital gain. In the event the Fund fails to qualify as a RIC under Subchapter M and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on its taxable net income and gains and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of the calendar year. To avoid the imposition of the 4% excise tax, the Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. The Fund intends to make distributions during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

The Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Fund’s transactions, if any, in forward contracts, options, futures contracts, and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer a Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding federal income and excise taxes. The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a RIC, and minimize the imposition of federal income and excise taxes.

Options held by the Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (60/40 gain or loss). Certain other options, futures contracts and options on futures contracts utilized by the Fund are also Section 1256 contracts. Any Section 1256 contracts held by the Fund at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also marked-to-market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (IRS) may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that the Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as a RIC. However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of investment company taxable income and net capital gain that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

The Fund may invest to a limited degree in MLPs that are treated as “qualified publicly traded partnerships” for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a RIC must derive at least 90% of its gross income. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which the Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. In addition, if an MLP in which the Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), the Fund must look through to the character of the income generated by the MLP. Such income may not qualify as “good income,” and therefore, could adversely affect the Fund’s status as a RIC. Distributions to the Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If the Fund’s basis is reduced to zero, distributions will generally constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders.

Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.

If the Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (PFIC), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produce or are held to produce passive income or 75% or more of its gross income is passive income.

Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, the Fund may be eligible to elect alternative tax treatment. Under an election that currently is available in certain circumstances, the Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market the Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Taxation of U.S. Shareholders

Shareholders of the Fund will be subject to federal income tax on distributions made by the Fund whether received in cash or additional shares of the Fund, unless the shareholder is investing through a tax-deferred arrangement such as an IRA or a 401(k) plan. Distributions of investment company taxable income (which includes any net short-term capital gain in excess of any net long-term capital loss) generally will be taxable to shareholders as ordinary income. However, for non-corporate shareholders, the portion of investment company taxable income that the Fund reports as attributable to “qualified dividend” income (generally dividends received from U.S. domestic corporations and qualified foreign corporations) generally will be taxed at the federal income tax rates applicable to net capital gain, provided certain holding period and other requirements described below are satisfied. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable to at long-term capital gain rates (for non-corporate shareholders, currently taxed at a maximum rate of 20%), without regard to how long a shareholder has held shares of the Fund. A portion of the Fund’s distributions of investment company taxable income may qualify in part for the 70% dividends received deduction available to corporate shareholders to the extent that the Fund receives dividend income directly or indirectly from U.S. corporations and reports the amount distributed as eligible for the deduction, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by the Fund are not eligible for the dividends received deduction when distributed to the Fund’s shareholders.

Dividend income received by the Fund and distributed to a Fund shareholder may not be treated as “qualified dividend” income by the shareholder unless the Fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell or has made (and not closed) a short sale of substantially identical stock or securities, and in certain other circumstances. In order for a dividend paid by a foreign corporation to constitute qualified dividend income, the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a PFIC.

In addition to the regular federal income tax, certain individuals, trusts, and estates may be subject to a Medicare tax of 3.8%. For individual taxpayers, the Medicare tax is imposed on the lesser of a taxpayer’s (i) investment income (which excludes exempt interest dividends), net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Fund’s distributions will be includable in a shareholder’s investment income for purposes of this Medicare tax. In addition, any capital gain realized on the sale, repurchase by the Fund, or exchange of Fund shares is includable in a shareholder’s investment income for purposes of this Medicare tax.

To the extent the Fund is unable to use its capital losses in a given taxable year, it may be entitled to carry forward the capital loss, which may reduce the taxable capital gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future. Any capital loss carried forward by the Fund will generally retain its character as short-term or long-term and may be carried forward indefinitely.

Distributions declared by the Fund during October, November or December to shareholders of record and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. The Fund will notify its shareholders each year of the amount and type of distributions paid.

Gain or loss realized upon a sale, repurchase by the Fund or other disposition (such as an exchange) of shares of the Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss on the sale, repurchase by the Fund or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions paid to the shareholder with respect to such shares. Any loss a shareholder realizes on a sale, repurchase by the Fund, or exchange of shares will be disallowed if the shareholder acquires other shares of the same Fund (whether through the automatic reinvestment of distributions or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the shareholder’s sale, repurchase by the Fund or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.

Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable distributions actually received) his or her pro rata share of foreign taxes paid by the Fund in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. If the Fund is eligible to make this election, each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

If the Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.

State and Local Taxes

Shareholders may be subject to state and local taxes on distributions received from the Fund (including exempt interest dividends) and on repurchases by the Fund of Fund shares. Rules of state and local taxation of distributions from regulated investment companies often differ from rules for federal income taxation described above. You are urged to consult your tax adviser as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

Backup Withholding and Other Considerations

If a shareholder does not furnish the Fund with a correct social security number or taxpayer identification number, certify that it is correct, and certify that he, she or it is not subject to backup withholding and/or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from all distributions (including exempt interest dividends) and repurchase proceeds paid to the shareholder at the rate set forth in the Code. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

Taxation of Non-U.S. Shareholders

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable tax treaty).

Under the Foreign Account Tax Compliance Act (FATCA), the Fund may be required to withhold a generally non-refundable 30% tax on distributions of investment company taxable income paid after June 30, 2014 and distributions of net capital gain and the gross proceeds of a sale, repurchase, or exchange of Fund shares paid after December 31, 2016 to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (or unless such entity is deemed compliant pursuant to the terms of an intergovernmental agreement), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. This FATCA withholding tax could also affect the Fund’s return on its investments in foreign stocks or securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in the Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisers.

Cost Basis Reporting

The Fund is required to report to you and the IRS the cost basis of shares acquired on or after January 1, 2012 (“covered shares”) when shares are repurchased by the Fund. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other governmental bodies. Shares acquired before January 1, 2012 (“non-covered shares”) are treated as if held in a separate account from covered shares. The Fund is not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale or repurchase of a share results in a capital gain or loss. If the Fund repurchases your shares during any year, the Fund will report the gain or loss, cost basis, and holding period of such covered shares to you and the IRS on Consolidated Form 1099.

A cost basis method is the method by which the Fund determines which specific covered shares are deemed to be sold, repurchased, or exchanged when you sell or exchange, or the Fund repurchases, less than your entire position in the Fund and have made multiple purchases of Fund shares on different dates at differing net asset values. If you do not affirmatively elect a cost basis method, the Fund will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and covered shares sold, exchanged or repurchased by the Fund are deemed to be those with the longest holding period first. You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your covered shares. The default cost basis method applied by the Fund or the alternate method elected by you may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult with your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect

TRUSTEES AND OFFICERS

Trustees

The Board of trustees is responsible for overseeing the business and affairs of the Fund. Information regarding the trustees, and their age and business experience during the past five years, are shown in the following table. The address of each trustee is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Each trustee deemed to be an “interested person” of the Fund as defined in the 1940 Act is noted below. Current trustees who are not considered to be “interested persons” of the Fund are referred to in this SAI as “independent trustees.” There are 47 separate portfolios or funds in the BMO Funds complex. The information in the following table is as of August 31, 2013 unless otherwise indicated.

INTERESTED TRUSTEES

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John M. Blaser(2) Age: 56	Trustee and President	Since August 2013	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.	47	None

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Christopher B. Begy(2) Age: 59	Trustee	Since August 2013	President, CEO and a Director of BMO Financial Corp. and U.S. Country Head, since August 2013; Chair, BMO Harris Bank N.A., since August 2013; Director of the Adviser, since August 2013; Chief Auditor of BMO Financial Group, from 2001 to 2013.	47	None

(1)

Each trustee serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a trustee occurs no later than August 31 following his or her 75th birthday.

(2)

Mr. Blaser is an “interested person” of the Fund (as defined in the 1940 Act) due to the positions that he holds with the Fund and the Adviser. Mr. Begy is an “interested person” of the Fund due to the positions that he holds with the Adviser and BMO.

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Larry D. Armel Age: 71	Independent Trustee	Since August 2013	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	47	None

Ridge A. Braunschweig Age: 60	Independent Trustee	Since August 2013	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012; Executive Vice President and Chief Financial Officer, CPL Industries, Inc., from 2000 to 2012.	47	None

Benjamin M. Cutler Age: 68	Independent Trustee	Since August 2013	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004.	47	None

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
John A. Lubs Age: 65	Independent Trustee	Since August 2013	Retired; formerly Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	47	None

James Mitchell Age: 66	Independent Trustee	Since August 2013	Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992; Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001 to 2007.	47	None

Barbara J. Pope Age: 65	Independent Trustee	Since August 2013	President of Barbara J. Pope, P.C. (a financial consulting firm), since 1992; President of Sedgwick Street Fund LLC (a private investment partnership), since 1996; formerly, Tax Partner, Price Waterhouse.	47	None

(1)

Each trustee serves an indefinite term until he or she retires or otherwise resigns, is removed, dies or until his or her successor is duly elected. Retirement for a trustee occurs no later than August 31 following his or her 75th birthday.

Some of the independent trustees, personally or through business relationships, have banking, investment management, custodial or borrowing relationships with BMO Harris Bank and other affiliates of the Adviser.

Officers

The officers of the Fund are elected annually by the Board and hold the same position with all of the funds in the BMO Funds complex. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Fund, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of August 31, 2013 unless otherwise indicated.

PRINCIPAL OFFICERS

Name and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John M. Blaser(2) Age: 56	Trustee and President	Since August 2013	Managing Director of the Adviser, since June 2012; Vice President of the Adviser, from 1998 to 2012.

Timothy M. Bonin Age: 40	Chief Financial Officer and Treasurer	Elected by the Board annually; since August 2013	Vice President of the Adviser, since February 2006.

John D. Boritzke Age: 57	Vice President	Elected by the Board annually; since August 2013	Managing Director of
the Adviser since
2012; Vice President
of BMO Harris
Bank(1), since 2008;
Senior Vice President
of the Adviser, 2008 to
2012; Vice President
of the Adviser and
BMO Harris Bank,
1993 to 2008.

Stephen R. Oliver Age: 62	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually; since August 2013	Vice President of BMO Harris Bank (formerly Marshall and Ilsley Trust Company), since March 2006(1); Vice President of M&I Distributors, LLC, since 2007.

Michele L. Racadio Age: 38	Secretary	Elected by the Board annually; since August 2013	Senior Counsel and Vice President of BMO Harris Bank, since 2012; Associate, Godfrey & Kahn, S.C., 2006 to 2012.

(1)	Effective September 1, 2012, Marshall and Ilsley Trust Company merged into BMO Harris Bank.

Board of Trustees

The primary responsibility of the Board is to provide oversight of the management of the Fund. The Board is responsible for managing the Fund’s business affairs. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, to which it has delegated certain responsibilities. These Committees are comprised solely of independent trustees.

The day-to-day operations of the Fund are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson. The President of the Fund, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the

Fund and independent trustees attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the funds in the BMO Funds complex and the Adviser and its affiliates, the assets and number of the funds overseen by the Board and the nature of the Fund’s investments.

As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Fund. The Fund, the Adviser, and other Fund service providers have adopted policies, procedures and controls to address the Fund’s operational, investment and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Fund’s operations, the contractual arrangements with the Adviser and other service providers for the Fund, the Fund’s performance, investment strategies and limitations and compliance and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Fund’s independent registered public accounting firm and counsel to the Fund and independent trustees to assist it in its oversight responsibilities. The Board reviews the Fund’s performance and meets with the Adviser and Sub-Adviser, as applicable, and the Fund’s portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Fund. The independent trustees also meet quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies and restrictions must be approved by the Board.

The Audit Committee serves to provide an open avenue of communication among the Board, the Fund’s independent registered public accounting firm and the internal accounting staff serving the Fund. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of and approves the retention of the independent registered public accounting firm to audit the financial statements of the Fund, reviews the results of Fund audits and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Fund. The Audit Committee monitors the accounting policies of the Fund, as well as the work of the independent registered public accounting firm. Messrs. Armel, Braunschweig, Cutler, Lubs and Mitchell and Ms. Pope (Chair) currently serve as members of the Audit Committee.

The Nominating and Governance Committee oversees the administration of the Fund’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Nominating and Governance Committee, pursuant to which the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Fund’s Secretary. Messrs. Armel (Chair), Braunschweig, Cutler, Lubs and Mitchell and Ms. Pope currently serve as members of the Nominating and Governance Committee.

The Board also oversees a Pricing Committee. The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Fund’s sub-administrator. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, in accordance with the pricing procedures adopted by the Board. Any determinations by the Pricing Committee are subsequently reported to and reviewed by the full Board.

Trustee Experience and Qualifications

Following is a brief discussion of the experiences and qualifications that led to the conclusion, as of the date of this SAI, that each current Board member should serve as a trustee of the Fund. Each of the trustees currently serves on the board of directors of BMO Funds, Inc., a registered open-end investment company comprised of 46 separate mutual funds. Generally, each trustee’s professional, business and educational background, judgment, ability to work effectively with the other trustees and commitment to act in the best interests of the Fund were considered in determining his or her qualifications to serve on the Board. With respect to each trustee, the Board considered, among other factors, the following experiences and qualifications:

The Board considered that Mr. Armel has served as a trustee since 2013, and as a director of other funds in the BMO Funds complex since 2006, and that he serves as chair of the Nominating and Governance Committee. The Board also considered his professional and financial industry experience serving as an executive, counsel, and director of various mutual fund complexes. The Board considered the executive, regulatory, investment and operations experience that Mr. Armel gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Blaser has served as a trustee and President of the Fund since 2013, Managing Director of the Adviser since June 2012, director and President of other funds in the BMO Funds complex since 1999, and as Vice President of BMO Harris Bank since 1998. He also served as Vice President of the Adviser from 1998 to 2012. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment, and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s positions with the Adviser and BMO Harris Bank, he is involved in the day-to-day management of the Adviser, the Fund, and other funds in the BMO Funds complex.

The Board considered that Mr. Begy has served as President and Chief Executive Officer of BMO Financial Corporation and U.S. Country Head of BMO Financial Group since 2013. He also served as Chief Auditor of BMO Financial Group from 2001 to 2013 and in other executive positions with BMO Financial Group from 1989 to 2001, including Corporate Controller, Senior Vice President, Chief Accountant and Vice President. Mr. Begy joined BMO Financial Group in 1987 after holding a variety of roles with the accounting firm Coopers and Lybrand (subsequently merged with the accounting firm Price Waterhouse to form PwC). The Board considered that Mr. Begy is a chartered accountant and a Fellow of The Institute of Chartered Accountants and has contributed extensively to national and international organizations responsible for setting accounting and auditing standards. The Board considered the audit, executive, financial, investment, and operations experience that Mr. Begy gained over the course of his career and through his financial industry experience.

The Board considered that Mr. Braunschweig has served as a trustee of the Fund since 2013 and as a director of other funds in the BMO Funds complex since 2009. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditing experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial, and operations experience that Mr. Braunschweig gained over the course of his career.

The Board considered that Mr. Cutler has served as a trustee of the Fund since 2013 and as a director of other funds in the BMO Funds complex since 2004. The Board considered his professional experience serving in various executive positions with large health insurance companies, including most recently as Chairman, CEO and President of USHEALTH Group, Inc. The Board also considered the executive, financial, and operations experience that Mr. Cutler gained over the course of his career.

The Board considered that Mr. Lubs has served as a trustee of the Fund since 2013 and as a director of other funds in the BMO Funds complex since 2004. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. Mr. Lubs also serves as a trustee of Third Order of St. Francis Foundation and of North Bay Trading Co. The Board also considered the executive, financial, and operations experience that Mr. Lubs gained over the course of his career.

The Board considered that Mr. Mitchell has served as a trustee of the Fund since 2013 and as a director of other funds in the BMO Funds complex since 1999. The Board considered his professional experience serving in various executive positions, including most recently as Chief Executive Officer of NOG, Inc. The Board also considered the executive, financial, and operations experience that Mr. Mitchell gained over the course of his career.

The Board considered that Ms. Pope has served as a trustee of the Fund since 2013 and as a director of other funds in the BMO Funds complex since 1999, and that she serves as chair of the Audit Committee. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial, and investment experience that Ms. Pope gained over the course of her career.

References to the experience and qualifications of the trustees of the Fund are pursuant to requirements of the SEC, do not constitute holding out the Board or any trustee as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Compensation of Trustees

With respect to fiscal year 2013, the other funds in the BMO Funds complex paid each independent trustee an aggregate annual retainer of $65,000. The Fund does not pay any fees to its interested trustees or officers. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Fund expenses. The following table shows the fees paid to the independent trustees by the other funds in the BMO Fund complex for the fiscal year ended August 31, 2013.

Name	Aggregate Compensation from the Fund(1)	Total Compensation from the Fund and BMO Fund Complex Paid to Trustees/Directors(1)
Larry D. Armel	$0	$65,000
Ridge A. Braunschweig	$0	$65,000
Benjamin M. Cutler	$0	$65,000
John A. Lubs	$0	$65,000
James Mitchell	$0	$65,000
Barbara J. Pope	$0	$65,000

(1)

As of August 31, 2013, the BMO Funds complex consisted of 46 funds. Each fund pays an equal portion of the total compensation received by each independent trustee/director. The Fund had not commenced operations prior to August 31, 2013, and, therefore, did not pay any share of the total annual fees paid to the independent trustees for the fiscal year ended August 31, 2013.

Board Ownership of Shares in the BMO Funds complex as of December 31, 2012.

Name of Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned in BMO Funds
Larry D. Armel Independent Trustee	None	over $100,000

Christopher Begy Interested Trustee	None	None

John M. Blaser Interested Trustee	None	over $100,000

Name of Trustee	Dollar Range of Shares Owned in the Fund	Aggregate Dollar Range of Shares Owned in BMO Funds
Ridge A. Braunschweig Independent Trustee	None	over $100,000

Benjamin M. Cutler Independent Trustee	None	over $100,000

John A. Lubs Independent Trustee	None	over $100,000

James Mitchell Independent Trustee	None	over $100,000

Barbara J. Pope Independent Trustee	None	over $100,000

(1)	The Fund had not commenced operations as of December 31, 2012.

INFORMATION ABOUT THE ADVISER AND SUB-ADVISER

Adviser to the Fund

The Fund’s investment adviser is BMO Asset Management Corp., a Delaware corporation headquartered in Chicago, Illinois. The Adviser performs oversight of the Fund’s Sub-Adviser as described below. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations and not-for-profit organizations and is registered as an investment adviser with the SEC. The Adviser shall not be liable to the Fund or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) as filed with the SEC.

As compensation for its advisory services under the investment advisory agreement with the Fund, the Fund pays the Adviser, on a monthly basis, an annual management fee equal to 1.50% of the average daily net assets of the Fund (ADNA).

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business and Acquired Fund Fees and Expenses) from exceeding 2.00% of the average daily net assets of the Fund (the “Expense Limit”). The Adviser may not terminate this arrangement prior to December 31, 2014 without the consent of the Fund’s Board of Trustees unless the investment advisory agreement is terminated.

In addition, the Adviser may voluntarily waive any portion of its management fee for the Fund. Any such voluntary waiver by the Adviser may be terminated at any time in the Adviser’s sole discretion. No management fee information is provided because the Fund was not offered for sale prior to December 18, 2013, the date of this SAI.

Sub-Adviser to the Fund

It is the Adviser’s responsibility to select sub-advisers for the Fund and to review each sub-adviser’s performance. LGM is the sub-adviser to the Fund. The Adviser provides investment management evaluation services by performing initial due diligence on the Sub-Adviser and thereafter by monitoring the Sub-Adviser’s performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations. In evaluating the Sub-Adviser, the Adviser considers, among other factors, its level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Adviser and ultimately recommending to the Board whether its sub-advisory agreement should be renewed, modified, or terminated. The Adviser provides written reports to the Board regarding the results of its evaluation and monitoring functions. The Adviser also is responsible for conducting all operations of the Fund, except those operations contracted to the Sub-Adviser, the custodian, the transfer agent, and the administrator. Although the Sub-Adviser’s activities are subject to oversight by the Board and officers of the Fund, neither the Board, the officers, nor the Adviser evaluates the investment merits of the Sub-Adviser’s individual security selections. The Sub-Adviser has complete discretion to purchase, manage, and sell portfolio securities for the Fund, subject to the Fund’s investment objective, policies, and limitations. The control persons of the Sub-Adviser are described in the Sub-Adviser’s Form ADV as filed with the SEC.

LGM is an investment advisory firm founded in 1995 that specializes in Asia Pacific, global emerging market, and frontier market equities, and provides investment management services to pension funds, foundations, government organizations, high net worth individuals, hedge funds, and other funds sponsored by its parent LGM (Bermuda) Limited (LGM(B)) and other affiliated companies. LGM is a wholly-owned subsidiary of LGM(B) and an indirect wholly-owned subsidiary of BMO. LGM’s address is 95 Wigmore Street, London, United Kingdom W1U 1HH. For its services to the Fund, LGM, a registered investment adviser, receives a fee at the annual rate of fifty percent (50%) of the gross advisory fee received by the Adviser.

All fees of the Sub-Adviser are paid by the Adviser. BMO is the ultimate parent company of the Adviser and LGM. Accordingly, the Adviser and LGM are affiliates.

PORTFOLIO MANAGERS

Other Accounts Managed by the Portfolio Managers of the Fund

As described in the Fund’s Prospectus, the portfolio managers listed below are responsible for the day-to-day management of the Fund and are primarily responsible for the day-to-day management of the other accounts set forth in the table. Unless noted otherwise, none of the mutual fund clients listed in the table pays a performance-based fee to the Adviser or Sub-Adviser.

Other Accounts Managed by the Portfolio Managers As of May 31, 2014

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Perfor mance- Based Fees ($)
Thomas Vester	—	—	2	854.69 million	1	384.02 million	—	—	—	—
Dafydd Lewis	—	—	2	854.69 million	1	384.02 million	—	—	—	—

Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser and LGM have each adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

Compensation of Portfolio Managers

Adviser

Compensation for the Adviser’s portfolio managers consists of base salary, which is monitored to ensure competitiveness in the external marketplace. In addition to base salary, portfolio managers have a portion of their compensation tied to the investment performance of client accounts. The formula for each professional varies according to their level of portfolio responsibility and seniority. Investment professionals may also receive bonuses of restricted share units or other units linked to the performance of BMO.

LGM

Compensation for LGM’s portfolio managers consists of three components: (1) competitive base salary; (2) discretionary bonus; and (3) long-term incentive program (deferred stock units and/or stock options of BMO). Each portfolio manager’s discretionary bonus is based on the performance of his or her portfolios, as well as his or her contribution to the team as a whole and the overall financial success of the firm. The long-term incentive program is structured so that portfolio managers earn an allocation tied to the firm’s results. This program has a rolling vesting feature designed to provide continuity within the senior professional group.

The compensation program has a dual mandate to align the investment team’s interests with those of the client, and to attract and retain high caliber investment professionals. Senior management relies on Human Resources professionals to conduct periodic industry surveys, typically on an annual basis, to determine appropriate market levels of base and total compensation for all investment professionals.

With respect to any perceived conflicts of interest relating to the payment model, the risk management focus of the investment process drives all key decision making. Likewise, individual compensation is weighted more toward long term profit from fee-based client relationships than it is on short term performance, which further motivates the team to achieve stable long-term fee-based relationships through consistent benchmark outperformance and capital preservation. Finally, the deferred equity-linked component of the incentive compensation plan promotes a long-term interest in firm value.

Ownership of Fund Shares by Portfolio Managers

As of May 31, 2014, the portfolio managers beneficially owned shares of the Fund having a value within the range shown below.

Portfolio Manager	Dollar Range of Shares Owned
Thomas Vester	None
Dafydd Lewis	None

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Fund’s portfolio to the Adviser and has authorized the Adviser to delegate its authority to vote proxies to the Sub-Adviser on behalf of the Fund.

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable. The Adviser will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Adviser may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) the proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Adviser votes a proxy or where the Adviser is prohibited from voting by applicable law or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Adviser held shares on the record date but has sold them prior to the meeting date; (vi) proxy voting service is not offered by the custodian in the market; or (vii) the Adviser believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein.

Adviser’s Proxy Voting Policy and Guidelines

The Adviser has adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients. The policies and procedures were developed by a Proxy Advisory Committee established by the Adviser with certain affiliates of BMO Financial Corp. The proxy policies and procedures generally address issues related to boards of directors, compensation plans, auditors and shareholder rights. In situations where there is a conflict of interest, the Adviser will obtain a proxy voting recommendation from an independent proxy voting advisory service and will ultimately vote proxies in the best economic interests of clients without consideration of any benefit to the Adviser or its affiliates.

LGM’s Proxy Voting Policies and Procedures

Unless a client specifies to the contrary in the client’s agreement with LGM, LGM is responsible for the proxy voting of stocks held in the client’s account. LGM has adopted and implemented proxy voting policies and procedures that it believes to be reasonably designed to ensure that proxies are voted in the best interest of its clients, and in accordance with its fiduciary duties, with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and with the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

LGM will normally vote proxies in accordance with these guidelines unless it determines that it is in the best economic interests of the clients to vote contrary to the guidelines. LGM’s voting guidelines generally address issues related to boards of directors, auditors, equity-based compensation plans, and shareholder rights.

A conflict of interest may exist, for example, when an issuer who is soliciting proxy votes also has a client relationship with LGM. When a conflict of interest arises, in order to ensure that proxies are voted solely in the best interest of the clients, LGM will vote in accordance with its written guidelines or seek the client’s instructions before voting.

Proxy Voting Record

The Fund is required to disclose annually its proxy voting record for the most recent 12-month period ended June 30 and files it with the SEC by August 31. The Fund’s proxy voting record will be available at that time without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about the Fund’s portfolio holdings to any third party, except as permitted by the Fund’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser, Sub-Adviser and BMO Harris Bank. Pursuant to the Disclosure Policy, information about the Fund’s portfolio holdings may be disclosed as required by SEC regulations and in the following circumstances:

•	As required by SEC regulations, the Fund’s portfolio holdings are disclosed in publicly available filings with the SEC including Form N-CSR, Form N-Q and Form N-MFP;

•

Fund portfolio holdings may be disclosed from time to time, to the Fund’s service providers, including the administrator, sub-administrator, custodians, fund accountant, transfer agent, independent accountant, legal counsel and financial printer, in connection with the fulfillment of their duties to the Fund;

•	The Fund makes a complete list of its portfolio holdings publicly available on the Fund’s website, http://www.bmofundsus.com, approximately thirty days after the end of each month; and

•

The Fund’s portfolio holdings as of each month end are disclosed to certain approved institutional databases and rating agencies including Lipper Inc., Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thompson Reuters Corporation, Vickers Stock Research Corporation, and Capital Bridge, Inc.

The Fund is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law that prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Fund, the Adviser, the Sub-Adviser or BMO Harris Bank in connection with the disclosure of portfolio holdings in accordance with this policy. The Fund’s Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups and mark-downs.

In executing transactions on behalf of the Fund, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Fund may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy and the performance of accounts; and

•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Fund. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Fund) that it manages. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Fund, however, will not be disproportionate to the benefits received by the Fund on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce its expenses.

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and other advisory accounts. There can be no assurance that a particular purchase or sale opportunity will be allocated to the Fund. In making allocations between the Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

Brokerage commission information is not provided the Fund because the Fund was not offered for sale prior to December 18, 2013, the date of this SAI. As of the date of this SAI, the Fund had not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act).

INFORMATION ABOUT THE FUND’S SERVICE PROVIDERS

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Fund, the Adviser, the Sub-Adviser and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund trustees and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Fund could buy, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

Administrator and Shareholder Servicing Agent

The Adviser serves as the administrator to the Fund. As administrator, the Adviser is entitled to receive fees from the Fund at the following an annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

No administrative fee information is provided for the Fund because the Fund was not offered for sale prior to December 18, 2013, the date of this SAI. The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited, to the following:

•	preparation, filing and maintenance of the Fund’s governing documents, minutes of Board meetings and shareholder meetings;

•

preparation and filing with the SEC and state regulatory authorities, the Fund’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

•	preparation, negotiation and administration of contracts on behalf of the Fund;

•	supervision of the preparation of financial reports;

•	preparation and filing of federal and state tax returns;

•	assistance with the design, development and operation of the Fund; and

•	provision of advice to the Fund and the Board.

The Adviser also serves as the shareholder servicing agent to the Fund. The services provided by the Adviser and the fees received for these services are described under “How are Fund Shares Sold?—Shareholder Services.”

Sub-Administrator

UMBFS is the Fund’s sub-administrator pursuant to the Sub-Administration Agreement with the administrator. Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•

review and filing with the SEC and state regulatory authorities of the Fund’s registration statement and all amendments, and any other documents required for the Fund to make a continuous offering of its shares;

•	drafting and reviewing of the Fund’s annual and semi-annual reports;

•	various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings and drafting of proxy materials;

•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;

•	coordination and facilitation of external audits by the Fund’s independent auditors and regulatory examinations of the Fund;

•	follow-up on any issues surrounding reporting of performance for the Fund; and

•	preparation of the Fund’s tax returns.

For its services, UMBFS is entitled to receive from the administrator with respect to the Fund, in addition to out-of-pocket expenses, fees at the following annual rates as a percentage of the Fund’s ADNA:

ADNA	Fee
Up to $200 million	0.0300%
Next $200 million	0.0250
Next $200 million	0.0200
Next $200 million	0.0175
Next $200 million	0.0150
Next $200 million	0.0125
Over $1.2 billion	0.0100

No sub-administrative fee information is provided for the Fund, because the Fund was not offered for sale prior to December 18, 2013, the date of this SAI.

Payments to Financial Intermediaries

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., MID and/or their affiliates may pay compensation, out of their own assets and not as an additional charge to the Fund, to financial intermediaries, including their affiliates, for services provided to clients who hold Fund shares, for introducing new shareholders to the Fund and for other services. These payments may vary in amount and generally range from 0.05% to 0.40%.

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., MID and/or their affiliates currently anticipate that such payments may be made to the following financial intermediaries.

Financial Intermediaries

American United Life Insurance Co.

AXA Advisors

BB&T Investment Services Inc.

Charles Schwab & Co. Inc.

DA Davidson & Company

Eagle One Investments LLC

Edward D. Jones & Co.

ETrade Clearing LLC

First Clearing Corporation LLC

GWFS Equities Inc.

HC Denison Company

Hartford Life Insurance Co.

Morgan Stanley Smith Barney LLC

RBC Dain Rauscher Inc.

Reliance Trust Company

Robert W. Baird

Securian Financial Services Inc.

Securities America Inc.

Sterne Agee & Leach Inc.

Stifel Nicolaus & Company Inc.

LaSalle Bank

Legent Clearing

Linsco Private Ledger

Mesirow Financial Inc.

MG Trust Company LLC

Mid Atlantic Capital Corp.

Money Concepts Capital Corp.

National Financial Services

Northwestern Mutual Investment

P.J. Robb Variable Corp.

Penson Financial Services Inc.

Pershing, LLC

PNC Capital Markets

Prudential Investment

Prudential Retirement

TD Ameritrade Inc.

Trust Company of America

US Bancorp Investments Inc.

UBS Financial Services Inc.

USAA Investment Management Co.

Vanguard Group, Inc.

Wells Fargo Bank NA

Well Fargo Advisors LLC

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc. maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders. The fee is based on the Fund’s average net assets for the period plus out-of-pocket expenses.

The Fund may pay amounts to third parties, such as banks, broker-dealers or affiliated entities, including BMO Harris Bank, that provide recordkeeping services, shareholder servicing and/or other administrative services to the Fund.

Custodian and Fund Accountant

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, is custodian for the securities and cash of the Fund and provides fund accounting services to the Fund. For its services, State Street Bank & Trust Company receives a fee based on net assets of the Fund.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Fund, KPMG LLP, 777 East Wisconsin Avenue, Milwaukee, WI 53202, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatements.

PERFORMANCE

From time to time, when available, the yield and total return of the Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Fund (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

Set forth below are the initial audited financial statements of the Fund as of December 6, 2013.

Statement of Assets and Liabilities

Assets
Cash	$100,000

Total Assets	$100,000

Total Liabilities	—

Total Net Assets	$100,000

Net Assets Consist of:
Shares of beneficial interest (unlimited shares authorized, no par value)	$100,000

Total Net Assets	$100,000

Net Assets applicable to 10,000 shares issued and outstanding	$100,000

Net Asset Value per share outstanding	$10.00

See accompanying notes which are an integral part of this financial statement.

Notes to Financial Statements

1. Organization

BMO LGM Frontier Markets Equity Fund (the “Fund”) was established as a Delaware statutory trust on July 3, 2013. The Fund is in the process of registering with the Securities and Exchange Commission (the “SEC”) as a non-diversified, closed-end management investment company that operates as an “interval fund” under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of beneficial interest of the Fund (the “Shares”) will be continuously offered under Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). As an interval fund, the Fund will make quarterly repurchase offers between 5% and 25% of the Fund’s outstanding Shares, with a repurchase fee incurred equal to 2% of the value of the Shares repurchased to offset repurchase expenses.

The Fund has been inactive except for matters relating to the Fund’s establishment, designation and planned registration of the Fund’s shares of beneficial interest under the Securities Act and the sale of 10,000 Shares (“Initial Shares”) for $100,000 to BMO Asset Management Corp. (the “Adviser”), on December 6, 2013. The Fund’s sub-adviser is LGM Investments Limited (the “Sub-Adviser”), an affiliate of the Adviser.

The Fund’s investment objective is to provide capital appreciation. The Fund’s investment objective is non-fundamental and may be changed without shareholder approval. The Fund invests at least 80% of its assets in equity securities of foreign companies located in frontier markets or whose primary business activities or principal trading markets are in frontier markets. The Sub-Adviser considers frontier markets to be those markets in any country that is included in the MSCI Frontier Markets Index, certain countries in the MSCI Emerging Markets Index, and certain other countries that are may not be included in those indices.

The Fund is in the process of filing a public registration statement to offer 4,000,000 Shares for sale at an initial NAV of $10 per Share.

2. Significant Accounting Policies

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Valuation. Listed equity securities are valued each trading day at the last sale price or official closing price reported on a national securities exchange, including NASDAQ. Securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of Net Asset Value (“NAV”) or at fair value as discussed below. Equity securities without a reported trade, U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities with maturities of 60 days or more, unlisted securities, and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Fixed income securities that are not exchange traded are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value. Investments in other open-end registered investment companies are valued at net asset value.

Securities or other assets for which market valuations are not readily available, or are deemed to be inaccurate, are valued at fair value as determined in good faith using methods approved by the Board of Trustees

(the “Trustees”). The Trustees have established a Pricing Committee, which is responsible for determinations of fair value, subject to the supervision of the Trustees. In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.

Securities held in the Fund may be listed on foreign exchanges that do not value their listed securities at the same time the Fund calculates its NAV. Most foreign markets close well before the Fund values its securities, generally 3:00 p.m. (Central Time). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (“a subsequent event”). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.

At December 6, 2013 the Fund did not hold any investments.

Federal Income Taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of December 6, 2013.

Expenses. The Fund’s Adviser has agreed to absorb all organizational and initial offering costs which have been incurred through December 6, 2013. The Fund’s Expense Limitation Agreement (see Note 3) does not include a recoupment provision and therefore organizational and initial offering costs paid by the Advisor will not be subject to reimbursement by the Fund.

3. Expense Limitation Agreement

The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent total annual operating expenses (excluding taxes, interest, brokerage commissions, other investment related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business, and Acquired Fund Fees and Expenses) from exceeding 2.00% of the average daily net assets of the Fund. The Adviser may not terminate this arrangement prior to December 31, 2014 unless the investment advisory agreement is terminated. In addition, the Adviser may voluntarily waive any portion of its management fee for the Fund. Any such voluntary waiver by the Advisor may be terminated at any time in the Adviser’s sole discretion.

4. Investment Advisory Agreement

The Fund has entered into an Investment Advisory Agreement with the Adviser, pursuant to which the Adviser will provide general investment advisory services for the Fund. As compensation for its advisory services under the investment advisory agreement with the Fund, the Fund pays the Adviser, on a monthly basis, an annual management fee equal to 1.50% of the average daily net assets of the Fund (ADNA). It is the Adviser’s responsibility to select sub-advisers for the Fund and to review each sub-adviser’s performance. The Adviser compensates the sub-adviser based on the level of average daily net assets of the Fund.

Certain officers and Trustees of the Trust are also officers of the Adviser.

5. Contingencies

In the normal course of business, the Fund will enter into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

6. Subsequent Events

Management of the Fund has evaluated events occurring after December 6, 2013, and through the date the financials were available to be issued, to determine whether any subsequent events would require adjustment to or disclosure in the financial statements. No incremental subsequent events were noted.

APPENDIX A – RATINGS DEFINITIONS

RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

App. A-1

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

SPUR (Standard & Poor’s Underlying Rating)

A SPUR rating is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR

Dual Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

The analyses, including ratings, of Standard & Poor’s and its affiliates (together Standard & Poor’s) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s does not act as a fiduciary or an investment advisor except where registered as such. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

Active Qualifiers (Currently applied and/or outstanding)

Standard & Poor’s assigns qualifiers to ratings when appropriate. This section details active qualifiers.

Standard & Poor’s uses six qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addressed the principal portion of the obligation only. Likewise, the qualifier can indicate a limitation on the type of information used, such as “pi” for public information. A qualifier appears as a suffix and is part of the rating.

1. Federal Deposit Insurance Limit: “L” qualifier

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

App. A-2

2. Principal Payment: “p” qualifier

This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest portion is not rated.

3. Interest Payment: “I” qualifier

This suffix is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ suffix indicates that the rating addresses the interest portion of the obligation only. The ‘i’ suffix will always be used in conjunction with the ‘p’ suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

4. Public Information Ratings: “pi” qualifier

Ratings with a ‘pi’ suffix are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ suffix. Ratings with a ‘pi’ suffix are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

5. Preliminary Ratings: “prelim” qualifier

Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies

•

Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

•

Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations.

•

Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings.

App. A-3

•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

6. Termination Structures: “t” qualifier

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Inactive Qualifiers

Inactive qualifiers are no longer applied or outstanding.

1. Contingent upon final documentation: “*” inactive qualifier

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

2. Termination of obligation to tender: “c” inactive qualifier

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

3. U.S. direct government securities: “G” inactive qualifier

The letter “G” following the rating symbol when a fund’s portfolio consists primarily of direct U.S. Government securities.

4. Provisional Ratings: “pr” inactive qualifier

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

5. Quantitative Analysis of publication information: “q” inactive qualifier

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

6. Extraordinary risks: “r” inactive qualifier

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

App. A-4

Other Identifiers

1. Unsolicited: ‘unsolicited’ and ‘u’ identifier

The ‘u’ identifier and ‘unsolicited’ designation are unsolicited credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

2. Structured finance: “sf” identifier

The (sf) suffix is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this suffix to a credit rating does not change the definition of that rating or our opinion about the issue’s or issuer’s creditworthiness.

Local Currency and Foreign Currency Ratings

Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which future relative creditworthiness of securities may be gauged.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody’s publications.

App. A-5

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings—both high and low—to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*

As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or

App. A-6

other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.

SHORT-TERM VS. LONG-TERM RATINGS

App. A-7

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Rating definitions may be substituted by the regulatory scales. For instance, Fitch’s National Short Term Ratings of ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch’s regional websites to determine if any additional or alternative category definitions apply.

Limitations of the National Rating Scale

Specific limitations relevant to National Rating scale include:

•	National scale ratings are only available in selected countries.

•

National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied probability of default of a given national scale rating will vary over time.

•

The value of default studies for national ratings can be limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only national ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution if they wish to infer future default probabilities for national scale ratings using the historical default experience with international ratings and mapping tables to link the national and international ratings. As with ratings on any scale, the future will not necessarily follow the past.

•

Fitch attaches less confidence to conclusions about national scale default probabilities than for International Credit ratings. There has not been a comprehensive global study of default history among entities with national scales to show that their ex-post default experience has been consistent with ex-ante probabilities implied. This is due to the relatively short history of ratings in emerging markets and the restrictive relative nature of the national scales.

The above list is not exhaustive, and is provided for the reader’s convenience. Readers are requested to review the section Understanding Credit Ratings—Limitations and Usage for further information on the limitations of the agency’s ratings.

App. A-8

National Short-Term Credit Ratings

F1(xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)

Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD: Restricted default

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)

Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

App. A-9

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

App. A-10

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the due date, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

App. A-11

Moody’s Long-Term Obligation Ratings

Long-Term Obligation Ratings

Moody’s assigns ratings to long-term and short-term financial obligations. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the

App. A-12

modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)

‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)

‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)

‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)

‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)

‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)

‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

App. A-13

CCC(xxx)

‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)

‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)

‘C’ National Ratings denote that default is imminent.

RD: Restricted default.

“RD” ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

•	a. the selective payment default on a specific class or currency of debt;

•

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or

•	d. execution of a distressed debt exchange on one or more material financial obligations.

D(xxx)

‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO International country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

App. A-14

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Obligation Ratings

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

App. A-15

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. The rating transitions on the VMIG scale, as shown in the diagram below, differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

App. A-16

US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*	For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of automatic termination events in the SBPAs

Updated November 21, 2013

App. A-17

APPENDIX B—ADDRESSES

The Fund:

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

Distributor:

M&I Distributors, LLC

111 East Kilbourn Avenue

Milwaukee, Wisconsin 53202

Adviser, Administrator, and Shareholder Servicing Agent:

BMO Asset Management Corp.

115 South LaSalle Street

Chicago, Illinois 60603

Sub-Adviser:

LGM Investments Limited

95 Wigmore Street

London, W1U 1HH

United Kingdom

Custodian and Portfolio Accounting Services Agent:

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Transfer Agent and Dividend Disbursing Agent:

UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, WI 53233

Legal Counsel:

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, Pennsylvania 19103

Independent Registered Public Accounting Firm:

KPMG LLP

777 East Wisconsin Avenue

Milwaukee, WI 53202

App. B-1